UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET GLOBAL GOVERNMENT BOND FUND

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET GLOBAL GOVERNMENT BOND FUND

Schedule of investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 76.4%
Australia - 3.9%
Commonwealth of Australia, Senior Bonds	4.250%	7/21/17	1,080,000	AUD	$1,207,084
Commonwealth of Australia, Senior Bonds	5.500%	4/21/23	1,460,000	AUD	1,855,636

Total Australia					3,062,720

Brazil - 11.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	73,000	BRL	36,906
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	18,169,000	BRL	9,260,871

Total Brazil					9,297,777

Canada - 3.0%
Government of Canada, Bonds	2.750%	6/1/22	1,270,000	CAD	1,407,451
Government of Canada, Bonds	4.000%	6/1/41	690,000	CAD	946,109

Total Canada					2,353,560

Germany - 3.0%
Bundesrepublik Deutschland, Bonds	3.750%	7/4/13	1,760,000	EUR	2,325,987

Malaysia - 12.4%
Federation of Malaysia, Bonds	4.160%	7/15/21	11,410,000	MYR	3,886,530
Federation of Malaysia, Senior Bonds	4.012%	9/15/17	17,270,000	MYR	5,825,417

Total Malaysia					9,711,947

Mexico - 4.1%
Mexican Bonos, Bonds	6.500%	6/9/22	13,390,000	MXN	1,131,299
Mexican Bonos, Bonds	8.500%	11/18/38	20,900,000	MXN	2,029,148

Total Mexico					3,160,447

Poland - 4.7%
Republic of Poland, Bonds	5.750%	9/23/22	4,960,000	PLN	1,677,512
Republic of Poland, Bonds	5.750%	4/25/29	5,840,000	PLN	1,986,072

Total Poland					3,663,584

Singapore - 12.2%
Republic of Singapore, Senior Bonds	3.125%	9/1/22	7,170,000	SGD	6,733,537
Republic of Singapore, Senior Bonds	2.875%	9/1/30	3,140,000	SGD	2,825,035

Total Singapore					9,558,572

South Africa - 4.3%
Republic of South Africa, Bonds	10.500%	12/21/26	21,990,000	ZAR	3,340,905

South Korea - 12.1%
Korea Treasury Bond, Senior Bonds	5.750%	9/10/18	6,300,000,000	KRW	6,537,302
Republic of Korea, Senior bonds	4.250%	6/10/21	2,900,000,000	KRW	2,854,646

					9,391,948

Sweden - 4.8%
Government of Sweden, Bonds	3.750%	8/12/17	5,100,000	SEK	877,562
Kingdom of Sweden, Bonds	3.500%	6/1/22	10,800,000	SEK	1,942,793
Kingdom of Sweden, Bonds	3.500%	3/30/39	4,850,000	SEK	956,592

Total Sweden					3,776,947

TOTAL SOVEREIGN BONDS (Cost - $58,867,401)					59,644,394

CORPORATE BOND & NOTES - 0.6%
FINANCIALS - 0.6%
Commercial Banks - 0.6%
Westpac Banking Corp., Senior Notes (Cost - $364,954)	7.250%	2/11/20	400,000	AUD	475,988

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL GOVERNMENT BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.5%
Canada - 0.5%
Government of Canada, Bonds (Cost - $251,701)	4.000%	12/1/31	212,738	CAD	$376,191

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 3.0%
U.S. Government Obligations - 3.0%
U.S. Treasury Notes (Cost - $2,339,549)	4.250%	8/15/13	2,260,000		2,339,984

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Futures, Put @ $92.75		3/18/13	71		444
Eurodollar Futures, Put @ $92.75		6/17/13	38		237
U.S. Treasury 30-Year Notes, Call @ $149.00		10/26/12	6		10,875

TOTAL PURCHASED OPTIONS (Cost - $8,630)					11,556

TOTAL INVESTMENTS - 80.5% (Cost - $61,832,235#)					62,848,113
Other Assets in Excess of Liabilities - 19.5%					15,250,875

TOTAL NET ASSETS - 100.0%					$78,098,988

†	Face amount denominated in U.S. dollars, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

EUR	— Euro

KRW	— South Korean Won

MXN	— Mexican Peso

MYR	— Malaysian Ringgit

PLN	— Polish Zloty

SEK	— Swedish Krona

SGD	— Singapore Dollar

ZAR	— South African Rand

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Government Bond Fund (formerly known as Western Asset Non-U.S. Opportunity Bond Fund and Western Asset Non-U.S. Opportunity Bond Portfolio) (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective August 1, 2012, the Fund changed its name to Western Asset Global Government Bond Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$59,644,394	—	$59,644,394
Corporate bonds & notes	—	475,988	—	475,988
Non-U.S. treasury inflation protected securities	—	376,191	—	376,191
U.S. government & agency obligations	—	2,339,984	—	2,339,984
Purchased options	$11,556	—	—	11,556

Total long-term investments	$11,556	$62,836,557	—	$62,848,113

Other financial instruments:
Futures contracts	$2,160	—	—	$2,160
Forward foreign currency contracts	—	$359,952	—	359,952

Total other financial instruments	$2,160	$359,952	—	$362,112

Total	$13,716	$63,196,509	—	$63,210,225

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$4,632			$4,632
Forward foreign currency contracts	—	$1,066,785	—	1,066,785

Total	$4,632	$1,066,785	—	$1,071,417

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty

Notes to Schedule of Investments (unaudited) (continued)

defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.

Notes to Schedule of Investments (unaudited) (continued)

Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,066,785. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,113,161
Gross unrealized depreciation	(97,283)

Net unrealized appreciation	$1,015,878

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
German Euro Bund	16	12/12	$2,914,321	$2,914,904	$583

Contracts to Sell:
German Euro Bobl	32	12/12	5,170,150	5,168,573	1,577
U.S. Treasury 30-Year Bonds	2	12/12	294,118	298,750	(4,632)

					(3,055)

Net unrealized loss on open futures contracts					$(2,472)

During the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	2,617	$1,905,495
Options closed	(1,357)	(1,237,668)
Options excercised	—	—
Options expired	(1,260)	(667,827)

Written options, outstanding as of September 30, 2012	0	$0

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Russian Ruble	JPMorgan Chase & Co.	122,200,000	$3,892,593	11/8/12	$(32,250)
Australian Dollar	Deutsche Bank AG	3,540,550	3,657,252	11/16/12	(48,713)
Australian Dollar	Deutsche Bank AG	801,975	828,409	11/16/12	12,528
Australian Dollar	Deutsche Bank AG	791,055	817,129	11/16/12	2,303
Australian Dollar	Deutsche Bank AG	758,968	783,985	11/16/12	(2,686)
Australian Dollar	JPMorgan Chase & Co.	1,326,440	1,370,161	11/16/12	(5,357)
Australian Dollar	JPMorgan Chase & Co.	1,216,341	1,256,434	11/16/12	(14,522)
Australian Dollar	JPMorgan Chase & Co.	800,000	826,369	11/16/12	(8,732)
Australian Dollar	JPMorgan Chase & Co.	770,173	795,559	11/16/12	741
Canadian Dollar	Deutsche Bank AG	3,773,467	3,834,362	11/16/12	64,009
Canadian Dollar	JPMorgan Chase & Co.	2,544,742	2,585,808	11/16/12	28,620
Canadian Dollar	JPMorgan Chase & Co.	500,000	508,069	11/16/12	5,422
Norwegian Krone	JPMorgan Chase & Co.	24,744,045	4,311,530	11/16/12	121,530
South African Rand	JPMorgan Chase & Co.	35,809,000	4,274,434	11/16/12	(40,007)
Swedish Krona	Deutsche Bank AG	13,001,951	1,976,580	11/16/12	(2,769)
Swedish Krona	JPMorgan Chase & Co.	25,663,138	3,901,357	11/16/12	65,794

					145,911

Contracts to Sell:
Malaysian Ringgit	JPMorgan Chase & Co.	3,603,000	1,175,382	11/8/12	(23,712)
South Korean Won	Deutsche Bank AG	10,573,260,000	9,494,225	11/8/12	(196,191)
Australian Dollar	Deutsche Bank AG	1,766,000	1,824,210	11/16/12	26,311
Australian Dollar	JPMorgan Chase & Co.	597,000	616,678	11/16/12	9,385
Australian Dollar	JPMorgan Chase & Co.	975,000	1,007,137	11/16/12	13,919
Australian Dollar	JPMorgan Chase & Co.	6,149,000	6,351,680	11/16/12	(23,621)
Canadian Dollar	Deutsche Bank AG	2,100,000	2,133,889	11/16/12	(22,912)
Canadian Dollar	JPMorgan Chase & Co.	338,000	343,455	11/16/12	(4,223)
Canadian Dollar	JPMorgan Chase & Co.	827,000	840,346	11/16/12	(8,309)
Euro	JPMorgan Chase & Co.	200,000	257,133	11/16/12	(9,710)
Euro	JPMorgan Chase & Co.	3,207,000	4,123,123	11/16/12	(19,542)
Polish Zloty	Deutsche Bank AG	14,990,000	4,652,367	11/16/12	(144,232)
Polish Zloty	JPMorgan Chase & Co.	3,518,000	1,091,863	11/16/12	(43,903)
Singapore Dollar	JPMorgan Chase & Co.	12,050,476	9,818,875	11/16/12	(150,456)
South African Rand	JPMorgan Chase & Co.	3,821,000	456,104	11/16/12	9,390
South African Rand	JPMorgan Chase & Co.	34,370,000	4,102,664	11/16/12	(20,086)
Swedish Krona	Deutsche Bank AG	14,170,000	2,154,149	11/16/12	(37,866)
Swedish Krona	JPMorgan Chase & Co.	950,000	144,421	11/16/12	(3,358)
Swedish Krona	JPMorgan Chase & Co.	5,643,000	857,859	11/16/12	(13,983)
Swedish Krona	JPMorgan Chase & Co.	72,420,000	11,009,420	11/16/12	(189,645)

					(852,744)

Net unrealized loss on open forward foreign currency contracts					$(706,833)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

		Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$11,556	$2,160	$(4,632)	—	—	$9,084
Foreign Exchange Risk	—	—	—	$359,952	$(1,066,785)	(706,833)

Total	$11,556	$2,160	$(4,632)	$359,952	$(1,066,785)	$(697,749)

During the period ended September 30, 2012, the volume of derivative activity for the fund was as follows:

Average Market Value
Purchased options	$83,749
Written options†	146,244
Forward foreign currency contracts (to buy)	62,793,055
Forward foreign currency contracts (to sell)	130,662,203
Futures contracts (to buy)	48,316,895
Futures contracts (to sell)	35,485,332

†	At September 30, 2012, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 26, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 26, 2012